                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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       240.14a-12

                           TRIDENT MICROSYSTEMS, INC.

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                                 [TRIDENT LOGO]

                                                                November 2, 2001

Dear Stockholder:

     This year's annual meeting of stockholders will be held on Monday, December 10, 2001 at 9:00 a.m. local time, at Trident Microsystems, Inc., 1090 East Arques Avenue, Sunnyvale, California 94085. You are cordially invited to attend.

     The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

     After reading the Proxy Statement, please promptly mark, sign, and return the enclosed proxy in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy or attend the annual meeting and vote in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders are important.

     A copy of the Company's 2001 Form 10-K is also enclosed.

     The Board of Directors and management look forward to seeing you at the annual meeting.

                                          Very truly yours,

                                          /s/ FRANK C. LIN
                                          FRANK C. LIN
                                          Chairman of the Board of Directors,
                                          President and Chief Executive Officer

                           TRIDENT MICROSYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 10, 2001

To The Stockholders:

     Please take notice that the annual meeting of the stockholders of Trident Microsystems, Inc. (the "Company"), will be held on December 10, 2001, at 9:00 a.m. at Trident Microsystems, Inc., 1090 East Arques Avenue, Sunnyvale, California 94085, for the following purposes:

          1. To elect two Class III directors to hold office for a three-year term and until their respective successors are elected and qualified.

          2. To consider a proposal to amend the Company's 1994 Outside Directors Stock Option Plan to increase the number of shares reserved for issuance thereunder by 110,000.

          3.  To approve the Company's 2001 Employee Stock Purchase Plan.

          4. To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending June 30, 2002.

          5. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on October 17, 2001 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at Company's principal offices.

                                          By order of the Board of Directors,

                                          /s/ FRANK C. LIN
                                          FRANK C. LIN
                                          Chairman of the Board of Directors,
                                          President and Chief Executive Officer

Sunnyvale, California
November 2, 2001

IMPORTANT: PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POST-PAID ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SOLICITATION AND VOTING OF PROXIES..........................    1
INFORMATION ABOUT TRIDENT MICROSYSTEMS, INC. ...............    1
     Stock Ownership of Certain Beneficial Owners and
      Management............................................    1
     Management.............................................    3
EXECUTIVE COMPENSATION AND OTHER MATTERS....................    5
     Summary Compensation Table.............................    5
     Option Grants In Last Fiscal Year......................    6
     Option Exercises and Fiscal 2001 Year-End Value........    7
     Aggregate Option Exercises in Last Fiscal Year And
      Fiscal Year-End Values................................    7
     Compensation of Directors..............................    7
     Change in Control Arrangement..........................    7
     Certain Relationships and Related Transactions.........    8
     Section 16(a) Beneficial Ownership Reporting
      Compliance............................................    8
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE
  COMPENSATION..............................................    8
     Compensation Committee.................................    8
     Compensation Philosophy................................    8
     Forms of Compensation..................................    9
REPORT OF THE AUDIT COMMITTEE...............................   10
COMPARISON OF STOCKHOLDER RETURN............................   12
     Comparison of Cumulative Total Return From June 30,
      1996 through June 30, 2001............................   12
ELECTION OF DIRECTORS.......................................   13
APPROVAL OF AMENDMENT TO THE TRIDENT MICROSYSTEMS, INC. 1994
  OUTSIDE DIRECTORS STOCK OPTION PLAN.......................   13
     General Information....................................   13
     Summary of the Provisions of the Directors Plan........   13
     Summary of United States Federal Income Tax
      Consequences of the Directors Plan....................   15
     Amended Plan Benefits and Additional Information.......   16
     Vote Required and Board of Directors Recommendation....   16
APPROVAL OF THE COMPANY'S 2001 EMPLOYEE STOCK PURCHASE
  PLAN......................................................   16
     Summary of the Provisions of the Purchase Plan.........   17
     Summary of United States Federal Income Tax
      Consequences of the Option Plan.......................   19
     New Plan Benefits......................................   19
     Vote Required and Board of Directors Recommendation....   20
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
  ACCOUNTANTS...............................................   20
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL
  MEETING...................................................   20
TRANSACTION OF OTHER BUSINESS...............................   21

                           TRIDENT MICROSYSTEMS, INC.
                            1090 EAST ARQUES AVENUE
                          SUNNYVALE, CALIFORNIA 94085

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

     The accompanying proxy is solicited by the Board of Directors of Trident Microsystems, Inc., a Delaware corporation ("Trident" or the "Company"), for use at the Annual Meeting of Stockholders to be held December 10, 2001, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this Proxy Statement is November 2, 2001, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

                       SOLICITATION AND VOTING OF PROXIES

     Solicitation of Proxies. The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail through its regular employees, the Company will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

     Voting Securities. Only stockholders of record as of the close of business on October 17, 2001, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 13,335,593 shares of common stock of the Company, par value $.001 per share ("Common Stock"), issued and outstanding. Stockholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one (1) vote for each share of stock held on the proposals presented at the meeting. The Company's By-Laws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

     Voting of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

                  INFORMATION ABOUT TRIDENT MICROSYSTEMS, INC.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of October 15, 2001, with respect to the beneficial ownership of the Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock, (ii) each director and director-nominee of the Company, (iii) the Chief Executive Officer and the two other most highly compensated executive officers of the Company as of June 30, 2001, whose salary and incentive compensation for the fiscal year ended June 30,

2001 exceeded $100,000 ("Named Executive Officers"), and (iv) all executive officers and directors of the Company as a group.

                                                              SHARES OWNED(1)(2)(3)
                                                              ----------------------
                                                              NUMBER OF   PERCENTAGE
           NAME AND ADDRESS OF BENEFICIAL OWNERS               SHARES      OF CLASS
           -------------------------------------              ---------   ----------
Beneficial Owners of in Excess of 5% (other than directors
  and named executive officers)
Dimensional Fund Advisors, Inc.(4)..........................    952,800      7.14%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401
Named Executive Officers and directors(5)
Glen M. Antle(6)............................................     66,584         *
Yasushi Chikagami(7)........................................     30,544         *
Frank C. Lin(8).............................................  2,040,109     15.30%
John Luke(9)................................................     13,334         *
Millard Phelps(10)..........................................     22,256         *
Jung-Herng Chang(11)........................................    301,547      2.26%
Peter Jen(12)...............................................    269,470      2.02%
Executive officers and directors as a group (7
  persons)(13)..............................................  2,743,844     20.58%

---------------

  *  Less than 1%

 (1) Except as otherwise noted, the persons named in the table have the sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to the information contained in the footnotes to this table. The number of shares indicated includes in each case the number of shares of Common Stock issuable upon exercise of stock options to the extent such options are currently exercisable for purposes of this table. Options and warranties are deemed to be "currently exercisable" if they may be exercised within 60 days of October 15, 2001.

 (2) The Board has approved the sale of 4,231,312 shares to certain potential investors. At the date of this Proxy Statement, the closing conditions for such transaction have not occurred. In particular, regulatory approvals have not been obtained. The Company is reviewing the alternatives available to it, but it is possible that such transaction may not close, or may be renegotiated.

 (3) Calculated on the basis of 13,335,593 shares of Common Stock outstanding as of October 15, 2001 provided that any additional shares of Common Stock that a stockholder has the right to acquire within 60 days after October 15, 2001 are deemed to be outstanding for the purpose of calculating that stockholder's percentage beneficial ownership.

 (4) Based on a Schedule 13G filed on February 2, 2001 by Dimensional Fund Advisors, Inc.

 (5) The address of the executive officers and directors is c/o Trident Microsystems, Inc., 1090 East Arques Avenue, Sunnyvale, CA 94085.

 (6) Includes 54,584 shares subject to options exercisable by Mr. Antle within sixty days of October 15, 2001.

 (7) Includes 1,000 shares held by a joint tenant account for Mr. Chikagami's wife, son and daughter. Also includes 29,544 shares subject to options exercisable by Mr. Chikagami within sixty days of October 15, 2001.

 (8) Includes 445,000 shares subject to options exercisable by Mr. Lin within sixty days of October 15, 2001. Also includes 10,500 shares held by Mr. Lin's wife, 20,548 shares held by Mr. Lin's son and 20,548 shares held by a custodian for the benefit of Mr. Lin's child.

 (9) Includes 13,334 shares subject to options exercisable by Mr. Luke within sixty days of October 15, 2001.

(10) Includes 21,301 shares subject to options exercisable by Mr. Phelps within sixty days of October 15, 2001.

(11) Includes 260,000 shares subject to options exercisable by Mr. Chang within sixty days of October 15, 2001.

(12) Includes 225,000 shares subject to options exercisable by Mr. Jen within sixty days of October 15, 2001.

(13) Includes 1,048,763 shares subject to options exercisable within sixty days of October 15, 2001.

MANAGEMENT

     DIRECTORS. This section sets forth the ages and backgrounds of the Company's current directors, including the Class III nominees to be elected at this meeting.

                                                                                       DIRECTOR
NAME                                    AGE         POSITIONS WITH THE COMPANY          SINCE
----                                    ---         --------------------------         --------
Class III Directors nominated for election at the 2001 Annual Meeting of Stockholders:

Frank C. Lin..........................  56    President, Chief Executive Officer and     1987
                                              Chairman of the Board of Directors
Glen M. Antle.........................  63    Director                                   1992

Class I Director whose terms expire at the 2002 Annual Meeting of Stockholders:

Yasushi Chikagami.....................  62    Director                                   1994

Class II Directors whose terms expire at the 2003 Annual Meeting of Stockholders:

Millard Phelps........................  73    Director                                   1995
John Luke.............................  69    Director                                   1999

     Mr. Lin founded the Company and has served as President, Chief Executive Officer and Chairman of the Board of Directors of the Company since July 1987. His career spans 26 years in the computer and communications industries. From June 1984 to July 1987, he was Vice President of Engineering at Genoa Systems, Inc., a graphics and storage product company that he co-founded. From 1982 to 1984, Mr. Lin was a senior manager at Olivetti Advanced Technical Center, a PC peripheral equipment design company. Prior to Olivetti Mr. Lin worked for IBM-Rolm, GTE and Exxon Office System in various engineering positions.

     Mr. Antle has served as a director of the Company since July 1992. From July 1996 to August 1997 Mr. Antle was a director of Compass Design Automation, a company providing EDA tools and libraries. From February 1991 to June 1993, he served as Chairman of the Board of Directors of PiE Design Systems, an electronic design automation company, and from August 1992 to June 1993 as its Chief Executive Officer. In June 1993, PiE merged into Quickturn Design Systems, Inc., also an electronic design automation company, and Mr. Antle served as Chairman of the Board of Directors of Quickturn from June 1993 to June 1999. From June 1989 to February 1991 Mr. Antle was retired. Mr. Antle was a co-founder of ECAD, Inc., now Cadence Design Systems, Inc., and served as its Co-Chairman of the Board of Directors from May 1988 to June 1989 and as its Chairman of the Board of Directors and Chief Executive Officer from August 1982 to May 1988.

     Mr. Chikagami has served as a director of the Company since April 1994. From 1974 to January 1996, Mr. Chikagami served as Chairman of the EI-EN Group, a group of private companies located in Asia engaged in the electronics components and computer peripherals business. Since January 1996, Mr. Chikagami has served as Chairman of KEIAN Corporation, a computer and communications component company, operating in Japan. Mr. Chikagami has also served as Vice Chairman of Eastern Computer Group Co. in China since 1988. He was also a founder of GVC Corporation, a publicly held Taiwanese company engaged in activities including the manufacture of electronics components and computer peripherals. Mr. Chikagami is also a director of Silicon Storage Technology, Inc.

     Mr. Phelps has served as a director of the Company since September 1995. From September 1984 to May 1994, he served as a senior technology analyst for Hambrecht & Quist, an investment banking firm and from May 1994 to July 1994, Mr. Phelps served as an advisory director of Hambrecht & Quist when he retired.

Prior to that Mr. Phelps spent 23 years in the semiconductor industry in various executive positions. Mr. Phelps is also a director of Pericom, a semiconductor corporation, and two private semiconductor companies.

     Mr. Luke has served as a director of the Company since January 1999. From May 1989 to September 1997, Mr. Luke served as President of TSMC, USA and had been President Emeritus until 1999. Prior to that, from 1982 to 1989, Mr. Luke served as Vice President of Sales for Monsanto Electronic Materials, Inc.; from 1978 to 1982, as Vice President of Worldwide Sales at Signetics Corporation; from 1976 to 1978, as Vice President of Marketing and International Sales for American Microsystems, Inc.; from 1974 to 1976, as Vice President of Marketing and Sales for Monolithic Memories and from 1971 to 1974, as Vice President of Sales at Fairchild. Mr. Luke also spent 10 years at Texas Instruments in sales management positions.

     Management's nominees for election at the Annual Meeting of Stockholders to Class III of the Board of Directors are Frank C. Lin and Glen M. Antle, current Class III Directors.

     MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES. During the fiscal year ended June 30, 2001, the Board of Directors held four (4) meetings. The Company has an Audit Committee, a Compensation Committee and a Nominating Committee. All directors attended at least 75% of the aggregate of the number of meetings of the Board of Directors and of the committees of the Board of Directors on which such director served during fiscal 2001.

     THE AUDIT COMMITTEE was composed of two independent, non-employee directors of the Company, Glen M. Antle and Millard Phelps during the first half of fiscal 2001. On January 16, 2001, John Luke, an independent, non-employee director of the Company, was also appointed to the Audit Committee. The Audit Committee has adopted a formal charter on June 13, 2000. The Audit Committee's function is to review, with the Company's independent public accountants, management and the Board of Directors, the Company's financial reporting processes and internal financial controls and reviews the independence of the Company's independent public accountants. The Audit Committee reviews and discusses with management the results of the examination of the Company's financial statements by the independent public accountants and the independent public accountants' opinion. The Audit Committee also discusses with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditory Standards No. 380). The Audit Committee also approves all professional services performed by the independent public accountants, recommends the retention of the independent public accountants to the Board of Directors, subject to ratification by the stockholders. The Audit Committee held four (4) meetings during the fiscal year ended June 30, 2001.

     THE COMPENSATION COMMITTEE consists of two members. During the last fiscal year, John Luke and Yasushi Chikagami were the members of the Compensation Committee. The Compensation Committee held one meeting during the fiscal year ended June 30, 2001. The Compensation Committee's primary function is to review and recommend salary levels of, to approve bonus plans for and stock option grants to executive officers, and to set the compensation of the Chief Executive Officer.

     THE NOMINATING COMMITTEE was established on October 15, 2001. The members of the Nominating Committee change annually such that its members shall consist of those directors who are not standing for election. The Nominating Committee currently consists of Millard Phepps, John Luke and Yasushi Chikagami. The Nominating Committee considers qualified candidates for appointment and nomination for election to the Board of Directors and makes recommendations concerning such candidates. The Nominating Committee did not meet during the fiscal year ended June 30, 2001 but met on October 15, 2001 and nominated Mr. Lin and Mr. Antle for election as Class III directors at the annual meeting. Stockholders may nominate one or more persons for election as directors at a meeting only if timely notice of such nomination(s) has been given in writing to the Secretary of the Company in accordance with the Company's bylaws. Nominations of stockholders intended to be presented at the next annual meeting of stockholders of the Company must be received by the Company at its offices at 1090 East Arques Avenue, Sunnyvale, California 94085, no later than July 1, 2002.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table sets forth information concerning the compensation during the fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999 of the Chief Executive Officer of the Company and the two most highly compensated executive officers of the Company as of June 30, 2001, whose salary and bonus for the fiscal year ended June 30, 2001 exceeded $100,000. Amounts under the caption "Bonus" are amounts earned for performance during the fiscal year including amounts paid after the end of the fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                        ANNUAL COMPENSATION           ------------
                                                 ----------------------------------    SECURITIES
                                                                       OTHER ANNUAL    UNDERLYING
NAME AND PRINCIPAL POSITION               YEAR    SALARY     BONUS     COMPENSATION    OPTIONS(#)
---------------------------               ----   --------   --------   ------------   ------------
Frank C. Lin............................  2001   $451,360   $251,452     $ 59,890(1)    100,000
  President and Chief Executive Officer   2000   $391,123   $469,414(2)   $112,125(3)    60,000
                                          1999   $360,430                $ 68,364(1)    385,000(4)
Jung-Herng Chang........................  2001   $244,000   $117,302     $      0        50,000
  President, Digital Media Business Unit  2000   $211,200   $206,800(5)   $ 36,800(6)    35,000
                                          1999   $192,575   $      0     $  8,740(1)    225,000(7)
Peter Jen...............................  2001   $241,000   $115,805     $      0        50,000
  Sr. Vice President, Asia Operations
  and                                     2000   $209,250   $204,160(8)   $134,097(9)    25,000
  Chief Accounting Officer                1999   $190,750   $      0     $ 23,885(1)    200,000(10)

---------------

 (1) Accrued vacation pay-out.

 (2) Reflects a bonus of $469,414.00 earned by Mr. Lin during the fiscal year ended June 30, 2000 but not paid until October 2000.

 (3) Includes $38,750.00 representing accrued vacation pay-out and $73,375.00 representing retroactive pay and monetary compensation for lost wages since the 10% executive salary reduction starting from August 1998.

 (4) Includes an option to purchase 80,000 shares granted on October 12, 1998 in consideration for the cancellation of an option for an identical number of shares granted in fiscal 1994. Also includes option to purchase 50,000 shares granted on October 12, 1998 in consideration for the cancellation of an option for an identical number of shares granted in fiscal 1995. Also includes option to purchase 50,000 shares granted on October 12, 1998, in consideration for the cancellation of an option for an identical number of shares granted in fiscal 1997. Also includes option to purchase 160,000 shares granted on October 12, 1998, in consideration for the cancellation of an option for an identical number of shares granted in fiscal 1998.

 (5) Reflects a bonus of $206,800.00 earned by Mr. Chang during the fiscal year ended June 30, 2000 but not paid until October 2000.

 (6) Representing retroactive pay and monetary compensation for lost wages since the 10% executive salary reduction starting from August 1998.

 (7) Includes an option to purchase 70,000 shares granted on October 12, 1998, in consideration for the cancellation of an option for an identical number of shares granted in fiscal 1993. Also includes an option to purchase 10,000 shares granted on October 12, 1998, in consideration for the cancellation of an option for an identical number of shares granted in fiscal 1994. Also includes an option to purchase 30,000 shares granted on October 12, 1998, in consideration for the cancellation of an option for an identical number of shares granted in fiscal 1995. Also includes an option to purchase 20,000 shares granted on October 12, 1998, in consideration for the cancellation of an option for an identical number of shares granted in fiscal 1997. Also includes an option to purchase 70,000 shares granted on October 12, 1998, in consideration for the cancellation of an option for an identical number of shares granted in fiscal 1998.

 (8) Reflects a bonus of $204,160.00 earned by Mr. Jen during the fiscal year ended June 30, 2000 but not paid until October 2000.

 (9) Includes $77,443.00 representing commission earned, $19,903.80 representing accrued vacation pay-out and $36,750.00 representing retroactive pay and monetary compensation for loss wages since the 10% executive salary reduction starting from August 1998.

(10) Includes an option to purchase 40,000 shares granted on October 12, 1998, in consideration for the cancellation of an option for an identical number of shares granted in fiscal 1994. Also includes an option to purchase 15,000 shares granted on October 12, 1998, in consideration for the cancellation of an option for an identical number of shares granted in fiscal 1995. Also includes an option to purchase 50,000 shares granted on October 12, 1998, in consideration for the cancellation of an option for an identical number of shares granted in fiscal 1997. Also includes an option to purchase 70,000 shares granted on October 12, 1998, in consideration for the cancellation of an option for an identical number of shares granted in fiscal 1998.

STOCK OPTIONS GRANTED DURING LAST FISCAL YEAR

     The following table provides the specified information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended June 30, 2001 to the persons named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS
                          --------------------------------------------------
                          NUMBER OF    % OF TOTAL                              POTENTIAL REALIZABLE VALUE AT
                          SECURITIES    OPTIONS                                   ASSUMED ANNUAL RATES OF
                          UNDERLYING   GRANTED TO                              STOCK PRICE APPRECIATION FOR
                           OPTIONS     EMPLOYEES    EXERCISE OR                       OPTION TERM(2)
                           GRANTED     IN FISCAL    BASE PRICE    EXPIRATION   -----------------------------
          NAME              (#)(1)        YEAR       ($/SH)(2)       DATE          5%($)          10%($)
          ----            ----------   ----------   -----------   ----------   -------------   -------------
Frank C. Lin............   100,000       9.8474%      $4.3125      12/20/10     $271,210.81     $687,301.44
Jung-Herng Chang........    50,000       4.9237%      $4.3125      12/20/10     $135,605.40     $343,650.72
Peter Jen...............    50,000       4.9237%      $4.3125      12/20/10     $135,605.40     $343,650.72

---------------

(1) Generally, the right to exercise an option under the Company's 1992 Stock Option Plan (the "Option Plan") vests as to one-fourth of the shares subject to the option on each anniversary of the date of grant. The Option Plan permits the grant of both incentive stock options within the meaning of
    Section 422 of the Internal Revenue Code, as amended (the "Code"), and nonstatutory stock options. The exercise price of incentive stock options must at least equal the fair market value of the Common Stock on the date of grant. The exercise price of nonstatutory stock options must equal at least 85% of the fair market value of the Common Stock on the date of grant. The exercise price of incentive stock options granted to any person who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary corporations must be at least 110% of the fair market value of the Common Stock on the date of grant and the term of such options cannot exceed five years. Under the Option Plan, the Compensation Committee retains discretion to modify the terms, including the exercise price, of outstanding options. See "CHANGE IN CONTROL ARRANGEMENTS."

(2) All options were granted at or above market value on the date of grant as determined by the Compensation Committee.

(3) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option-holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

OPTION EXERCISES AND FISCAL 2001 YEAR-END VALUES

     The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock in the fiscal year ended June 30, 2001, and unexercised options held as of June 30, 2001, by the persons named in the Summary Compensation Table.

   AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

                                                                                         VALUE OF UNEXERCISED
                                                   NUMBER OF SECURITIES UNDERLYING      IN-THE-MONEY OPTIONS AT
                           SHARES                   UNEXERCISED OPTIONS AT FY-END              FY-END(2)
                        ACQUIRED ON      VALUE     --------------------------------   ---------------------------
NAME                    EXERCISE(#)     REALIZED   EXERCISABLE(1)    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                   --------------   --------   ---------------   --------------   -----------   -------------
Frank Lin............        0             $0          385,000          160,000       $202,550.00    $18,675.00
Jung-Herng Chang.....        0             $0          226,667           83,333       $119,216.89    $ 9,908.10
Peter Jen............        0             $0          204,167           78,333       $127,791.89    $ 9,908.10

---------------

(1) Company stock options generally become exercisable as to 25% on the first anniversary of the date of grant and 25% per year thereafter.

(2) The value of the unexercised in-the-money options is based on the closing price of the Company's Common Stock on June 30, 2001 ($4.06 per share) and is net of the exercise price of such options.

COMPENSATION OF DIRECTORS

     Board members other than the Company's outside directors receive no compensation for attending Board meetings, except for reimbursement of certain expenses in connection with attendance at Board meetings and Committee meetings. The Company's outside directors receive $20,000 per year as an annual retainer. In addition, each outside director receives $1,500 for each Board or Committee meeting attended in person, and $1,000 for each Board or Committee meeting attended by phone.

     The Company's 1994 Outside Directors Stock Option Plan (the "Directors Plan") provides that on the day immediately following the initial election or appointment of each new non-employee director (an "Outside Director"), such Outside Director will automatically receive an option to purchase 20,000 shares of the Company's Common Stock and will receive an additional option to purchase 20,000 shares of the Company's Common Stock on the date of the first annual meeting of the stockholders following the third anniversary of his or her previous Directors Plan option grant, provided that he or she remains in office. Furthermore, each Outside Director currently in office who previously was granted an option under the Directors Plan will automatically receive an additional option to purchase 20,000 shares of the Company's Common Stock on the day immediately following each third annual meeting of the stockholders of the Company subsequent to the date of the prior option grant after which the individual remains in office. Each option granted under the Directors Plan becomes exercisable in three annual installments, subject to the Outside Director's continued Board service. (See "PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO THE 1994 OUTSIDE DIRECTORS STOCK OPTION PLAN.")

CHANGE IN CONTROL ARRANGEMENTS

     The Company's 1992 Stock Option Plan (the "Option Plan") provides that in the event of a merger of the Company with or into another corporation, unless the successor corporation assumes or substitutes equivalent options for options granted under the Option Plan, the Board of Directors shall provide that all outstanding options under the Option Plan will be fully exercisable prior to the merger. Options which are neither assumed or substituted for by the successor corporation nor exercised prior to the expiration of a 15-day notice period will terminate upon the expiration of such period.

     All shares subject to options granted under the Directors Plan will become fully vested and exercisable as of the date 15 days prior to a change in control of the Company as defined in the Directors Plan unless the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), either assumes or substitutes Acquiring Corporation options for options outstanding under the Directors Plan. Any such options which are neither assumed or substituted for by the Acquiring Corporation nor exercised will terminate as of the date of the change in control.

     The Company entered into a change in control agreement, effective September 25, 2001, with Frank Lin, the Chairman, CEO and President of the Company. The agreement provides for severance and other benefits to be paid to Mr. Lin in the event of Mr. Lin's termination following a "change in control" of the Company. The agreement defines a "change in control" as a merger or consolidation or the sale, or exchange by the stockholders of the Company of 40% or more of the capital stock of the Company, or the sale or exchange of 40% or more of the Company's assets. The agreement provides that in the event of Mr. Lin's involuntary termination, constructive termination, death or disability within 36 months following a change in control, Mr. Lin will be entitled to receive: (1) severance in the amount of 36 months of Mr. Lin's annual base salary then in effect, (2) three times Mr. Lin's potential annual bonus then in effect, (3) acceleration in vesting of up to 1,000,000 of Mr. Lin's options, and (4) continued group insurance coverage of medical, dental, prescription drug, vision care and life insurance for 36 months following Mr. Lin's termination.

     The Board of Directors believes that the agreement is in the best interests of the Company in order to ensure the continued dedication and objectivity of Mr. Lin, notwithstanding the possibility of a "change in control."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In October 1998, the Board approved a loan to Frank Lin pursuant to which Mr. Lin could borrow $500,000 from the Company. On April 27, 2000, the Company and Mr. Lin entered into a loan agreement pursuant to which Mr. Lin borrowed $500,000 from the Company, payable on April 27, 2002 together with interest at a rate of 6.46% per annum.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that, during fiscal 2001, all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were met, except that one statement of changes in beneficial ownership timely filed by Mr. Chikagami was amended to include two inadvertently omitted transactions by family members.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE

     The Compensation Committee was composed of two independent, non-employee directors of the Company during the 2001 fiscal year. No such persons were former employees of the Company. During fiscal 2001, the Compensation Committee members were John Luke and Yasushi Chikagami. The Compensation Committee's primary function is to review and recommend salary levels of, to approve bonus plans for and stock option grants to executive officers, and to set the compensation of the Chief Executive Officer. During fiscal 2001, the Compensation Committee met once.

COMPENSATION PHILOSOPHY

     The Compensation Committee seeks to align executive compensation with the value achieved by the executive team for the Company's stockholders. Toward that goal, the Company's compensation program emphasizes both short- and long-term incentives designed to attract, motivate, and retain highly qualified executives who will effectively manage the Company and maximize stockholder value. The Company uses salary, executive officer bonuses and stock options to motivate executive officers to achieve the Company's business objectives and to align the incentives of officers with the long-term interests of stockholders. The Compensation Committee reviews and evaluates each executive officer's base and variable compensation annually relative to corporate performance and comparative market information.

     In setting total compensation, the Compensation Committee considers individual and Company performance, as well as market information in the form of published survey data provided to the Compensation Committee by the Company's human resources staff. The market data consists primarily of base salary and total cash compensation rates, as well as incentive bonus and stock programs, of companies considered by the Compensation Committee to be comparable technology companies as well as companies in the semiconductor design industry. The Compensation Committee's policy is generally to target levels of cash and equity compensation paid to its executive officers so that such compensation is competitive with that paid by such comparable companies.

     In preparing the performance graph for this Proxy Statement, the Company has selected the H&Q Semiconductors Sector Index, and the Nasdaq Stock Market-U.S. Index as its peer groups. The companies that the Company included in its stratified salary surveys are not necessarily those included in the indices, as such companies may not be competitive with the Company for executive talent, particularly those companies located outside the Silicon Valley, where competition for employees has been intense.

     The Company has considered the potential impact of Section 162(m) of the Internal Revenue Code ("Section 162(m)") adopted under the federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a tax deduction to any publicly-held corporation for individual compensation exceeding $1 million in any taxable year paid to the chief executive officers or any of the four other most highly compensated executive officers, unless the compensation is commission or performance-based. The Company's policy is to qualify to the extent reasonable its executive officers' compensation for deductibility under applicable tax laws. Since the targeted cash compensation of each of the named executive officers is well below the $1 million threshold and the Compensation Committee believes that compensation attributable to any options granted under the Company's 1992 Stock Option Plan during the fiscal year ended June 30, 2001 will qualify as performance-based compensation in accordance with the regulations under Section 162(m), the Compensation Committee believes that
Section 162(m) will not reduce the tax deductibility of such compensation by the Company.

FORMS OF COMPENSATION

     Salary. The Company strives to offer executive officers salaries that are competitive with comparable companies in the technology sector generally and in the semiconductor design industry. Frank C. Lin, President and Chief Executive Officer of the Company, approves executive salaries at the time executives join the Company, which are subject to review and approval by the Compensation Committee. Thereafter, Mr. Lin periodically reviews salaries of the executive officers and recommends adjustments to the base salaries of those officers which are subject to review and approval by the Compensation Committee. The Compensation Committee reviews Mr. Lin's performance and makes adjustments to his salary. Adjustments made by Mr. Lin and the Compensation Committee are based on individual executive officer performance, cost of living increases, Company performance, and adjustments to retain qualified personnel. Mr. Lin's base salary is reviewed annually by the Compensation Committee and reflects his position, duties, and responsibilities.

     Incentive Compensation. The Board of Directors reviews and approves an executive bonus plan ("Plan") based upon Company and individual performance. The Compensation Committee believes that significant bonus incentives based on performance of the Company provide substantial motivations to achieve corporate goals. Under the Plan for fiscal 2002, Company performance is measured for the fiscal year on a basis of achieving revenue targets and on actual net profit as compared with budgeted net profit. Each executive's incentive bonus will increase if the Company's performance exceeds goals, but is subject to overall limitations on amount. For fiscal 2001, bonuses were determined after the fiscal year end based upon Company performance. The Plan is approved by the Compensation Committee with the Compensation

Committee reviewing the calculations of amounts based upon the Plan. The Compensation Committee believes the incentives paid to the Company's executives on a basis of Company performance and individual performance are comparable to those paid under industry standard incentive compensation programs.

     Stock Options. The Compensation Committee strives to maintain the equity position of all executive officers at levels competitive with comparable companies. The Compensation Committee believes that equity ownership provides significant additional motivation to executive officers to maximize value for the Company's stockholders, and therefore grants stock options under the Company's 1992 Stock Option Plan at the commencement of an executive officer's employment and, depending on that officer's performance and the appropriateness of additional awards to retain key employees, periodically thereafter. Stock options are granted at the prevailing market price, vest over a period of years and will only have value if the Company's stock price increases over the exercise price. Therefore, the Compensation Committee believes that stock options serve to align the interests of executive officers closely with other stockholders because of the direct benefit executive officers receive through improved stock price performance.

     In December 20, 2000, the Compensation Committee granted options to executive officers, including Mr. Lin. Mr. Lin received a grant of 100,000 shares with an exercise price of $4.3125. The grant is based on Mr. Lin's senior position, his responsibilities, and his past and expected contributions to the Company's future success and was intended to provide competitive equity compensation to Mr. Lin for the Company's 2001 fiscal year.

                                          2001 COMPENSATION COMMITTEE

                                          John Luke
                                          Yasushi Chikagami

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. PriceWaterhouseCoopers, LLP is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

     The Audit Committee consists of three directors each of whom, in the judgment of the Board, is an "independent director" as defined in the listing standards for The Nasdaq Stock Market. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix A.

     The Committee has discussed and reviewed with the auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with
PriceWaterhouseCoopers, LLP, with and without management present, to discuss the overall scope of PriceWaterhouseCoopers, LLP's audit, the results of its examinations, its evaluations of the Company's internal controls and the overall quality of its financial reporting.

     The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001.

                                          AUDIT COMMITTEE

                                          Glen M. Antle
                                          Millard Phelps
                                          John Luke

                        COMPARISON OF STOCKHOLDER RETURN

     Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of the JP Morgan H&Q Semiconductors Sector Index ("JP Morgan H&Q Semiconductors Index") and the Nasdaq Stock Market Index (U.S. Companies) ("Nasdaq US") for the period commencing on June 30, 1996 and ending on June 30, 2001.

                   COMPARISON OF CUMULATIVE TOTAL RETURN FROM
                     JUNE 30, 1996 THROUGH JUNE 30, 2001(1)

 TRIDENT MICROSYSTEMS, INC., HAMBRECHT & QUIST SEMICONDUCTORS SECTOR INDEX AND
                    THE NASDAQ STOCK MARKET (U.S. COMPANIES)

                              (PERFORMANCE GRAPH)

----------------------------------------------------------------------------------------------
                                    JUN-96    JUN-97    JUN-98    JUN-99    JUN-00     JUN-01
----------------------------------------------------------------------------------------------
 Nasdaq US                          $100.00   $121.60   $160.06   $230.22   $340.39   $ 184.52
----------------------------------------------------------------------------------------------
 Trident Microsystems               $100.00   $ 89.11   $ 42.08   $ 72.77   $ 71.29   $  32.16
----------------------------------------------------------------------------------------------
 JP Morgan H&Q Semiconductors
   Index                            $100.00   $181.35   $148.65   $315.09   $811.20   $ 447.50
----------------------------------------------------------------------------------------------

---------------

(1) Assumes that $100.00 was invested on June 30, 1996 in the Company's Common Stock and each index, and that all dividends were reinvested. No dividends have been declared on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Company has a classified Board of Directors currently consisting of one Class I director (Yasushi Chikagami), two Class II directors (Millard Phelps and John Luke) and two Class III directors (Frank C. Lin and Glen M. Antle), who will serve until the annual meetings of stockholders to be held in 2002, 2003 and 2001, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms expire on the annual meeting dates. Vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification or other cause (other than removal from office by vote of the stockholders) may be filled by a majority vote of the directors then in office, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires.

     The terms of the Class III directors will expire on the date of the upcoming annual meeting. Two people are to be elected to serve as Class III directors of the Board of Directors at that meeting. Management's nominees for election by the stockholders to these positions are Frank C. Lin and Glen M. Antle, the current Class III members of the Board of Directors.

     If elected, Management's nominees will serve as directors until the Company's annual meeting of stockholders in 2004, and until their successors are elected and qualified. If any of the nominees decline to serve, the proxies may be voted for such substitute nominees as the Company may designate. Proxies may not be voted for more than two nominees.

     If a quorum is present and voting, the two nominees for Class III directors receiving the highest number of votes will be elected as Class III directors. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority, i.e., "broker non-votes," will be counted as present for purposes of determining if a quorum is present.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. LIN AND ANTLE.

                                 PROPOSAL NO. 2

                          APPROVAL OF AMENDMENT TO THE
                    1994 OUTSIDE DIRECTORS STOCK OPTION PLAN

GENERAL

     The Trident Microsystems, Inc. 1994 Outside Directors Stock Option Plan (the "Directors Plan") was adopted by the Board of directors of the Company in January 1994 and approved by the stockholders in December 1994. A total of 200,000 shares of the company's Common Stock are currently reserved for issuance under the Directors Plan, of which options to purchase an aggregate of 114,177 shares were outstanding as of October 17, 2001 and 54,155 shares remained available for future option grants. The Board of Directors believes that the limited number of shares remaining is insufficient to continue the existing stockholder-approved automatic grant program for the remaining two-year term of the Directors Plan and maintain a competitive director equity program to assist the Company to recruit and retain capable directors essential to the Company's long-term success. Accordingly, the Board of Directors has amended the Directors Plan, subject to stockholder approval, to increase by 110,000 to a total of 310,000 the maximum number of shares that may be issued under the Directors Plan. The Board of Directors believes that approval of this amendment to the Directors Plan is in the best interests of the Company and its stockholders.

SUMMARY OF THE PROVISIONS OF THE DIRECTORS PLAN

     The following summary of the Directors Plan is qualified in its entirety by the specific language of the Directors Plan, a copy of which is available to any stockholder upon request.

     General. The Directors Plan provides for the automatic grant of nonstatutory stock options to Outside Directors of the Company and is intended to qualify as a "formula plan" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

     Shares Subject to Plan. Subject to stockholder approval of this proposal, a maximum of 310,000 of the authorized but unissued or treasury shares of the Common Stock of the Company may be issued upon the exercise of options granted under the Directors Plan. Upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments will be made to the shares subject to the Directors Plan, to the terms of the automatic grant of options described below, and to outstanding options. To the extent that any outstanding option under the Directors Plan expires or terminates prior to exercise in full or if shares issued upon the exercise of an option are repurchased by the company, the shares of Common Stock for which such option is not exercised or the repurchased shares are returned to the plan and again become available for grant.

     Administration. The Directors Plan is intended to operate automatically without discretionary administration. To the extent administration is necessary, it will be performed by the Board of Directors or a duly appointed committee of the Board (hereinafter referred to as the "Board"). However, the Board has no discretion to select the Outside Directors of the company who are granted options under the Directors Plan, to set the exercise price of such options, to determine the number of shares for which or the time at which particular options are granted or to establish the duration of such options. The Board is authorized to interpret the Directors Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Directors Plan or any option.

     Eligibility. Only directors of the Company who, at the time of grant, are not employees of the Company or of any parent or subsidiary corporation of the Company ("Outside Directors") are eligible to participate in the Directors Plan. Currently, the Company has four Outside Directors.

     Automatic Grant of Options. The Directors Plan provides that each person who is newly elected or appointed as an Outside Director will automatically be granted an option for 20,000 shares of the Company's Common Stock on the day of his or her initial election or appointment and, provided that he or she remains in office, on the date of the first annual meeting of the stockholders following the third anniversary of his or her initial grant under the Directors Plan and on the date of each third annual meeting of the stockholders thereafter. In addition, the Directors Plan provides that each Outside Director currently in office who was previously granted an option under the Directors Plan will automatically be granted an additional option to purchase 20,000 shares of the Company's Common Stock on the day immediately following each third annual meeting of the stockholders of the Company subsequent to the date of the prior option grant after which the individual remains in office.

     Terms and Conditions of Options. Each option granted under the Directors Plan is evidenced by a written agreement between the company and the Outside Director specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Directors Plan. The exercise price per share of any option granted under the Directors Plan must equal the fair market value, as determined pursuant to the plan, of a share of the Company's Common Stock on the date of grant. Generally, the fair market value of the Common Stock will be the closing price per share on the date of grant as reported on the Nasdaq National Market. The exercise price may be paid in cash, by check, or in cash equivalent, by the assignment of the proceeds of a sale of some or all of the shares of Common Stock being acquired upon the exercise of the option, or by any combination of these.

     Each option granted on the date of an annual meeting of the stockholders will become exercisable in substantially equal annual installments on the days immediately preceding each of the first three annual meetings following the date of grant, provided that the Outside Director remains in office. An option granted other than on the day of an annual meeting of the stockholders will become exercisable in substantially equal annual installments on each of the first three anniversaries of the date of grant, provided that the Outside Director remains in office.

     In general, during the lifetime of the optionee, the option may be exercised only by the optionee and may not be transferred or assigned, except by will or the laws of descent and distribution. However, with the consent of the Board, the optionee may transfer all or a portion of the option to (i) an immediate family member, (ii) a trust for the exclusive benefit of the optionee and/or one or more immediate family members, (iii) a partnership in which the optionee and/or one or more immediate family members are the only partners, or
(iv) such other person or entity as the Board permits. For this purpose, "immediate family member" means the optionee's spouse, former spouse, and children or grandchildren, whether natural or adopted.

     Change in Control. The Directors Plan provides that in the event of (i) a merger or consolidation in which the Company is not the surviving corporation or in which the stockholders of the Company before such transaction do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company. (ii) the sale, exchange or transfer of all or substantially all of the assets of the Company other than to one or more subsidiary corporations, (iii) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholder of the Company before such transaction do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company, or (iv) a liquidation or dissolution of the Company (a "Change in Control"), then all options outstanding under the Directors Plan will become immediately exercisable and vested in full as of the date 15 days prior to the Change in Control unless the surviving, continuing, successor, or purchasing corporation or parent corporation thereof either assumes or substitutes new options for the options outstanding under the Directors Plan. To the extent that the options outstanding under the Directors Plan are not assumed, substituted for, or exercised prior to the Change in Control, they will terminate.

SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE DIRECTORS PLAN.

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law with respect to participation in the Directors Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of options are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

     Options granted under the Directors Plan are nonstatutory stock options, that is, options that do not qualify as incentive stock options under section 422 of the Code. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option granted under the Directors Plan, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the date of exercise. Upon the sales of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the date of option exercise, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period following the date of exercise is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

AMENDED PLAN BENEFITS AND ADDITIONAL INFORMATION

     The following table sets forth options that will be granted automatically during the current fiscal year, assuming that Mr. Antle is elected at the annual meeting and that no other change in the composition of the Board of Directors occurs during the fiscal year:

                                                               NUMBER OF
                     NAME AND POSITION                         SHARES(1)
                     -----------------                         ---------
Frank C. Lin, President and Chief Executive Officer.........         0
Jung-Herng Chang, President, Digital Media Business Unit....         0
Peter Jen, Sr. Vice President, Asia Operations and Chief
  Accounting Officer........................................         0
Executive Group (3 persons).................................         0
Non-Executive Director Group (4 persons)....................    80,000
Non-Executive Officer Employee Group........................         0

---------------

(1) Only non-employee directors receive automatic grants under the Directors
    Plan.

     Since the inception of the Directors Plan, (i) Messrs. Antle, Chikagami, Luke and Phelps were automatically granted options to purchase 35,000 shares, 42,877 shares, 20,000 shares, and 36,301 shares, respectively. Since its inception, no options have been granted under the Directors Plan to any of the persons named in the Summary Compensation Table, to any other executive officer, to any associate of any director, executive officer or Board nominee of the Company, or to any employee of the Company.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote on this proposal. "Broker non-votes" will have no effect on the outcome of this vote.

     The Board of Directors believes that the increase in the share reserve of the Directors Plan by 110,000 shares is in the best interests of the stockholders and the Company for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE INCREASE IN THE SHARE RESERVE OF THE DIRECTORS PLAN BY 110,000 SHARES FROM 200,000 TO 310,000 SHARES.

                                 PROPOSAL NO. 3

               APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN

     At the Annual Meeting, the stockholders will be asked to approve the Trident Microsystems, Inc. 2001 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan authorizes the issuance of up to 500,000 shares of the Company's Common Stock (subject to adjustment for certain changes in the capital structure of the Company).

     The Purchase Plan is intended to replace the Company's 1998 Employee Stock Purchase Plan (the "1998 Plan"). As of April 30, 2001, the most recent purchase date under the 1998 Plan, of the aggregate of 500,000 shares of Common Stock authorized for issuance under the 1998 Plan, a total of 399,946 shares had been issued and up to 100,054 shares remained available for employee purchases on October 31, 2001, the final purchase date under the 1998 Plan. The Board of Directors has elected to terminate the 1998 Plan immediately following the October 31, 2001 purchase date.

     The Board of Directors believes that the Purchase Plan benefits the company and its stockholders by providing its employees with an opportunity through payroll deductions to purchase shares of Common Stock that is helpful in attracting, retaining, and motivating valued employees. To provide an adequate reserve of shares to permit the company to continue offering employees a stock purchase opportunity, the Board of Directors has adopted the Purchase Plan, subject to and effective upon the date (the "Effective Date") of stockholder approval.

SUMMARY OF THE PURCHASE PLAN

     The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any stockholder upon request.

     General. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Code. Each participant in the Purchase Plan is granted at the beginning of each offering under the plan (an "Offering") the right to purchase (a "Purchase Right") through accumulated payroll deductions up to a number of shares of the Common Stock of the Company determined on the first day of the Offering. The Purchase Right is automatically exercised on each purchase date during the Offering unless the participant has withdrawn from participation in the Purchase Plan prior to such date.

     Shares Subject to Plan. A maximum of 500,000 of the Company's authorized but unissued or reacquired shares of Common Stock may be issued under the Purchase Plan, subject to appropriate adjustment in the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, or in the event of any merger, sale of assets or other reorganization of the Company. If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan.

     Administration. The Purchase Plan is administered by the Board of Directors or a duly appointed committee of the Board (hereinafter referred to as the "Board"). Subject to the provisions of the Purchase Plan, the Board determines the terms and conditions of Purchase Rights granted under the plan. The Board will interpret the Purchase Plan and Purchase Rights granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Purchase Plan or any Purchase Right. The Purchase Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the plan.

     Eligibility. Any employee of the Company or any present or future parent or subsidiary corporation of the Company designated by the Board for inclusion in the Purchase Plan is eligible to participate in an Offering under the plan so long as the employee is customarily employed for more than 20 hours per week and has completed at least six months of continuous employment. However, no employee who owns or holds options to purchase, or who, as a result of participation in the Purchase Plan, would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company is eligible to participate in the Purchase Plan. As of October 17, 2001, approximately 137 employees, including 2 executive officers, would be eligible to participate in the Purchase Plan were it then in effect.

     Offerings. Generally, each Offering under the Purchase Plan will be for a period of six months (an "Offering Period") commencing on or about May 1 and November 1 of each year. However, if the Purchase Plan is approved by the stockholders, the first Offering Period will commence on the Effective Date and end on or about April 30, 2002. The Board may establish a different term for one or more Offerings, not to exceed 27 months, or different commencement or ending dates for any Offering Period.

     Participation and Purchase of Shares. Participation in an Offering under the Purchase Plan is limited to eligible employees who authorize payroll deductions prior to the first day of an Offering Period (the "Offering Date"). Payroll deductions may not exceed 10% (or such other rate as the Board determines) of an employee's compensation on any payday during the Offering Period. An employee who becomes a participant in the Purchase Plan will automatically participate in each subsequent Offering Period beginning immediately after the last day of the Offering Period in which he or she is a participant until the employee withdraws from the Purchase Plan, becomes ineligible to participate, or terminates employment.

     Subject to any uniform limitations or notice requirements imposed by the Company, a participant may increase or decrease his or her rate of payroll deductions or withdraw from the Purchase Plan at any time during an Offering. Upon withdrawal, the Company will refund without interest the participant's accumulated payroll deductions not previously applied to the purchase of shares. Once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

     Subject to certain limitations, each participant in an Offering is granted a Purchase Right equal to the lesser of a number of whole shares determined by dividing $12,500 by the fair market value of a share of common Stock on the Offering Date or 1,500 shares. These dollar and share amounts will be prorated if the Board establishes an Offering Period of other than six months. However, no participant may purchase shares of Common Stock under the Purchase Plan or any other employee stock purchase plan of the Company having a fair market value (measured on the first day of the Offering Period in which the shares are purchased) exceeding $25,000 for each calendar year in which a Purchase Right is outstanding at any time. Purchase Rights are nontransferable and may only be exercised by the participant.

     On the last day of each Offering Period (a "Purchase Date"), the Company issues to each participant in the Offering the number of shares of the Company's Common Stock determined by dividing the amount of payroll deductions accumulated for the participant during the Offering Period by the purchase price, limited in any case by the number of shares subject to the participant's Purchase Right for that Offering. The price at which shares are sold under the Purchase Plan is established by the Board but may not be less than 85% of the lesser of the fair market value per share of Common Stock on the Offering Date or on the Purchase date. The fair market value of the Common Stock on any relevant date generally will be the closing price per share as reported on the Nasdaq National Market. On October 17, 2001, the closing price per share of Common Stock was $4.31. Any payroll deductions under the Purchase Plan not applied to the purchase of shares will be returned to the participant without interest, unless the amount remaining is less than the amount necessary to purchase a whole share of Common Stock, in which case the remaining amount may be applied to the next Offering Period.

     Change in Control. The Purchase Plan defines a "Change in Control" of the Company as any of the following events upon which the stockholders of the company immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the event, direct or indirect beneficial ownership of more than 50% of the total combined voting power of the stock of the Company, its successor, or the corporation to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company's voting stock, (ii) a merger or consolidation in which the Company is a party,
(iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (v) a liquidation or dissolution of the Company. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may assume the Company's rights and obligations under the Purchase Plan. However, if such corporation elects not to assume the outstanding Purchase Rights, the Purchase Date of the then current Offering Period will be accelerated to a date before the Change in Control specified by the Board. Any Purchase Rights that are not assumed or exercised prior to the Change in Control will terminate.

     Termination or Amendment. The Purchase Plan will continue until terminated by the Board or until all of the shares reserved for issuance under the plan have been issued. The Board may at any time amend or terminate the Purchase Plan, except that the approval of the Company's stockholders is required within twelve months of the adoption of any amendment increasing the number of shares authorized for issuance under the Purchase Plan, or changing the definition of the corporations which may be designated by the Board as corporations the employees of which may participate in the Purchase Plan.

SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     Generally, there are no tax consequences to an employee of either becoming a participant in the Purchase Plan or purchasing shares under the Purchase Plan. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years after the Offering Date or within one year after the Purchase Date on which the shares are acquired (a "disqualifying disposition"), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the purchase price. Such income may be subject to withholding of tax. Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss. If the participant disposes of shares at least two years after the Offering Date and at least one year after the Purchase Date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and purchase price (determined as if the Purchase Right were exercised on the Offering Date). Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant owns the shares at the time of the participant's death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price or
(ii) the difference between the fair market value of the shares on the Offering Date and the purchase price (determined as if the Purchase Right were exercised on the Offering Date) is recognized as ordinary income in the year of the participant's death.

     If the exercise of a Purchase Right does not constitute an exercise pursuant to an "employee stock purchase plan" under section 423 of the Code, the exercise of the Purchase Right will be treated as the exercise of a nonstatutory stock option. The participant would therefore recognize ordinary income on the Purchase Date equal to the excess of the fair market value of the shares acquired over the purchase price. Such income is subject to withholding of income and employment taxes. Any gain or loss recognized on a subsequent sale of the shares, as measured by the difference between the sale proceeds and the sum of (i) the purchase price for such shares and (ii) the amount of ordinary income recognized on the exercise of the Purchase Right, will be treated as a capital gain or loss, as the case may be.

     A capital gain or loss will be long-term if the participant holds the shares for more than 12 months and short-term if the participant holds the shares for 12 months or less. Currently, long-term capital gains are generally subject to a maximum rate of 20%.

     If the participant disposes of the shares in a disqualifying disposition the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed for the Company.

NEW PLAN BENEFITS

     Because benefits under the Purchase Plan will depend on employees' elections to participate and the fair market value of the Company's Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the Purchase Plan is approved by the stockholders. Non-employee directors are not eligible to participate in the Purchase Plan.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     Approval of this proposal requires a number of votes "For" the proposal that exceeds the number of votes "Against" the proposal, provided a quorum representing a majority of all outstanding shares of Common Stock is present or represented by proxy and voting "For" or "Against" the proposal. Abstentions and broker non-votes will be disregarded for purpose of determining whether a quorum is voting on the proposal but otherwise will have no effect on the outcome of the vote.

     The Board of Directors believes that the opportunity to purchase shares under the Purchase Plan is important to attracting and retaining qualified employees essential to the success of the Company, and that stock ownership is important to providing such person with an incentive to perform in the best interest of the Company and its stockholders. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE PURCHASE PLAN.

                                 PROPOSAL NO. 4

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has selected PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Company for the fiscal year ending June 30, 2002. PricewaterhouseCoopers LLP has acted in such capacity since its appointment during the fiscal year ending June 30, 1991. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

     The affirmative vote of a majority of the votes cast at the annual meeting of stockholders at which a quorum representing a majority of all outstanding shares of Common Stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

          STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

     The Company has an advance notice provision under its bylaws for stockholder business to be presented at meetings of stockholders. Such provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of the Company. A stockholder proposal to be timely must be received at the Company's principal executive offices not less than 120 calendar days in advance of the one year anniversary of the date the Company's proxy statements was released to stockholders in connection with the previous year's annual meeting of stockholders; except that (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year's proxy statement or (iii) in the event of a special meeting, then notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made.

     Proposals of stockholders intended to be presented at the next annual meeting of the stockholders of the Company must be received by the Company at its offices at 1090 East Arques Avenue, Sunnyvale, California 94085, no later than July 1, 2002, and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's proxy statement for that meeting.

                         TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ FRANK C. LIN
                                          FRANK C. LIN
                                          Chairman of the Board of Directors,
                                          President and Chief Executive Officer

November 2, 2001

                           TRIDENT MICROSYSTEMS, INC.

                    1994 OUTSIDE DIRECTORS STOCK OPTION PLAN

                      (As Amended Through October 15, 2001)


         1. Purpose. The Trident Microsystems, Inc. 1994 Outside Directors Stock Option Plan (the "PLAN") is established effective as of January 13, 1994, (the "EFFECTIVE DATE") to create additional incentive for the non-employee directors of Trident Microsystems, Inc., a Delaware corporation, and any successor corporation thereto (collectively referred to as the "COMPANY") to promote the financial success and progress of the Company and any present or future parent and/or subsidiary corporations of the Company. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "CODE").

         2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "BOARD") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. The Board shall have no authority, discretion, or power to select the non-employee directors of the Company who will receive options under the Plan, to set the exercise price of the options granted under the Plan, to determine the number of shares of common stock to be granted under option or the time at which such options are to be granted, to establish the duration of option grants, or alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan subject to the provisions of the Plan. All questions of interpretation of the Plan or of any options granted under the Plan (an "OPTION") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         3. Eligibility and Type of Option. Options may be granted only to directors of the Company who are not at the time of such grant employees of the Company or of any parent or subsidiary corporation of the Company ("OUTSIDE DIRECTORS"). Options granted to Outside Directors shall be nonqualified stock options; that is, options which are not treated as having been granted under section 422(b) of the Code. A person granted an Option is hereinafter referred to as an "OPTIONEE."

         4. Shares Subject to Option. Options shall be for the purchase of shares of the authorized but unissued common stock or treasury shares of common stock of the Company (the

"STOCK"), subject to adjustment as provided in paragraph 8 below. The maximum number of shares of Stock which may be issued under the Plan shall be Three Hundred Ten Thousand (310,000) shares. In the event that any outstanding Option for any reason expires or is terminated and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant.

         5. Time for Granting Options. All Options shall be granted, if at all, within ten (10) years from the Effective Date.

         6. Terms, Conditions and Form of Options. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in substantially the form attached hereto as Exhibit A (the "OPTION AGREEMENT"), which written agreement may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

              (a) Automatic Grant of Options. Subject to execution by an Outside Director of an appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as set forth below.

                  (i) Prior to 1998 Annual Stockholders Meeting. Prior to the annual meeting of the stockholders of the Company scheduled to be held on December 17, 1998, or if the amendment to the Plan set forth in subparagraph
(ii) below is not approved by the stockholders at such annual meeting, Options shall be granted as follows:

                       (A) On the Effective Date, each Outside Director holding office on the Effective Date who does not then hold an option to acquire shares of Stock shall be granted an Option to purchase Five Thousand (5,000) shares of Stock.

                       (B) Each Outside Director holding office on the Effective Date who has previously been granted one or more options to acquire shares of Stock shall be granted, on the day immediately following the first annual meeting of the stockholders of the Company subsequent to the Effective Date at which such Outside Director is reelected to the Board, an Option to purchase Five Thousand (5,000) shares of Stock.

                       (C) Each person who is newly elected or appointed as an Outside Director after the Effective Date shall be granted an Option on the day immediately following such initial election or appointment. If elected at an annual meeting of the stockholders of the Company, such Option shall be for Five Thousand (5,000) shares of Stock. If appointed to fill a vacancy on the Board, such Option shall be for a number of shares of Stock (rounded to the nearest whole share) determined by multiplying Five Thousand (5,000) by a ratio, the numerator of which is the number days from the date of appointment through the date of the first annual meeting of the stockholders of the Company following such appointment, inclusive, and the denominator of which is Three Hundred Sixty-Five (365). However, if as of the date of such appointment the date of the next annual meeting of the stockholders has not yet been established, the numerator of the ratio set forth in the preceding sentence shall be the number days from the date of appointment through the following November 15, inclusive.

                       (D) Each Outside Director previously granted an Option pursuant to the Plan shall be granted, on the day immediately following each annual meeting of the stockholders of the Company following which such person remains an Outside Director, an Option to purchase Five Thousand (5,000) shares of Stock.

                  (ii) Following 1998 Annual Stockholders Meeting. Subject to the approval by the stockholders of the Company, at the annual meeting of the stockholders scheduled to be held on December 17, 1998 or any adjournment thereof (the "1998 ANNUAL MEETING"), of the amendment to the Plan set forth in this subparagraph (ii), Options shall be granted as follows:

                       (A) On the date of the 1998 Annual Meeting, each Outside Director holding office immediately following such meeting shall be granted an Option to purchase Twenty Thousand (20,000) shares of Stock.

                       (B) Each person who is newly elected or appointed as an Outside Director after the date of the 1998 Annual Meeting shall be granted on the day of such initial election or appointment an Option to purchase Twenty Thousand (20,000) shares of Stock.

                       (C) Each Outside Director previously granted an Option under the Plan on or after the date of the 1998 Annual Meeting pursuant to this subparagraph (ii) shall be granted, on the day of the first annual meeting of the stockholders of the Company immediately following the final vesting date of such Option (as provided in paragraph 6(c)(ii) below) following which such person remains an Outside Director, an Option to purchase Twenty Thousand (20,000) shares of Stock.

                  (iii) Notwithstanding the foregoing, any Outside Director may elect not to receive an Option granted pursuant to this paragraph 6(a) by delivering written notice of such election to the Board (1) in the case of an initial Option grant, no later than the Effective Date or the date upon which such Outside Director is appointed or elected to the Board, or (2) in the case of a subsequent Option grant, no later than six (6) months prior to the date upon which such Option would otherwise be granted.

                  (iv) Notwithstanding any other provision of the Plan to the contrary, no Option shall be granted to any individual on a day when he or she is no longer serving as an Outside Director of the Company.

              (b) Option Exercise Price. The exercise price per share of Stock subject to an Option shall be the fair market value of a share of the common stock of the Company on the date of the granting of the Option. Where there is a public market for the common stock of the Company, the fair market value per share of Stock shall be the mean of the bid and asked prices of the common stock of the Company on the date of the granting of the Option, as reported in the

Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the common stock of the Company is listed on the NASDAQ National Market System or a national or regional securities exchange, the fair market value per share of Stock shall be the closing price on such National Market System or exchange on the date of the granting of the Option, as reported in the Wall Street Journal. If the date of the granting of an Option does not fall on a day on which the common stock of the Company is trading on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange, the date on which the Option exercise price per share shall be established shall be the last day on which the common stock of the Company was so traded prior to the date of the granting of the Option. If there is no public market for the common stock of the Company, the fair market value per share of Stock on any relevant date shall be as determined by the Board.

              (c) Exercise Period and Exercisability of Options. An Option granted pursuant to the Plan shall have a term of ten (10) years from the date of grant, unless earlier terminated pursuant to the terms of the Plan or the Option Agreement. Options granted pursuant to the Plan shall vest and become exercisable as follows:

                  (i) Options Granted Prior to 1998 Annual Meeting. Each Option granted prior to the date of the 1998 Annual Meeting (or otherwise granted pursuant to paragraph 6(a)(i) above if the amendment to the Plan set forth in paragraph 6(a)(ii) is not approved by the stockholders) shall become fully vested and exercisable in full or in part commencing on the day (the "INITIAL EXERCISE DATE") which immediately precedes the day of the first annual meeting of the stockholders of the Company next following the date on which the Option was granted, provided the Optionee has continuously served as a director of the Company from the date on which the Option was granted until the Initial Exercise Date.

                  (ii) Options Granted After 1998 Annual Meeting. Each Option granted on or after the date of the 1998 Annual Meeting pursuant to paragraph 6(a)(ii) shall vest and become exercisable as follows:

                       (A) If the Option is granted on the day of an annual meeting of the stockholders of the Company, the Option shall vest and become exercisable in three substantially equal installments on the days immediately preceding each of the first three annual meetings of the stockholders following the date of grant of the Option, provided the Optionee has continuously served as a director of the Company from the date on which the Option was granted until the relevant date.

                       (B) If the Option is granted other than on the day of an annual meeting of the stockholders of the Company, the Option shall vest an become exercisable in three substantially equal installments on each of the first three anniversaries of the date of grant of the Option, provided the Optionee has continuously served as a director of the Company from the date on which the Option was granted until the relevant date.

              (d) Payment of Option Exercise Price. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or in cash equivalent, (ii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (iii) by any combination thereof. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedure for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

              (e) Transfer of Control. A "TRANSFER OF CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the
Company:

                  (i) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

                  (ii) a merger or consolidation in which the Company is not the surviving corporation;

                  (iii) a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

                  (iv) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in paragraph 1 above) of the Company; or

                  (v) a liquidation or dissolution of the Company.

         In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), shall either assume the Company's rights and obligations under outstanding Options or substitute options for the Acquiring Corporation's stock for such outstanding Options. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Options in connection with the Transfer of Control, the Board shall provide that any unexercisable and/or unvested portion of the outstanding Options shall be immediately exercisable and vested as of the date fifteen (15) days prior to the date of the Transfer of Control. The exercise and/or vesting of any Option that was permissible solely by reason of this paragraph 6(e) shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

              (f) Stockholder Approval. Any Option granted pursuant to the Plan shall be subject to obtaining stockholder approval of the Plan at the first annual meeting of the stockholders of the Company after the Effective Date. Notwithstanding the foregoing, stockholder approval shall not be necessary in order to grant any Option granted on the Effective Date; provided, however, that the exercise of any such Option shall be subject to obtaining stockholder approval of the Plan.

         7. Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of the Option Agreement either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by the Optionee on exercise of an Option in the event such Optionee's service as a director of the Company is terminated for any reason.

         8. Effect of Change in Stock Subject to Plan. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan, the number of shares of Stock to be granted automatically pursuant to an Option as set forth in paragraph 6(a), and to any outstanding Options and in the Option exercise price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company.

         9. Transferability of Option.

              (a) Except as provided in paragraph 9(b) below, an Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

              (b) Notwithstanding the foregoing, with the consent of the Board, in its sole discretion, an Optionee may transfer all or a portion of the Option to: (i) an Immediate Family Member (as defined below), (ii) a trust for the exclusive benefit of the Optionee and/or one or more Immediate Family Members,
(iii) a partnership in which the Optionee and/or one or more Immediate Family Members are the only partners, or (iv) such other person or entity as the Board may permit (individually, a "PERMITTED TRANSFEREE"). For purposes of this paragraph 9(b), "Immediate Family Members" shall mean the Optionee's spouse, former spouse, children or grandchildren, whether natural or adopted. As a condition to such transfer, each Permitted Transferee to whom the Option or any interest therein is transferred shall agree in writing (in a form satisfactory to the Company) to be bound by all of the terms and conditions of the Option Agreement evidencing such Option and any additional restrictions or conditions as the Company may require. Following the transfer of an Option, the term "Optionee" shall refer to the Permitted Transferee, except that, with respect to any requirements of continued service or provision for the Company's tax withholding obligations, such term shall refer to the original Optionee. The Company shall have no obligation to notify a Permitted Transferee of any termination of the transferred Option, including an early termination resulting from the termination of service of the original Optionee. A Permitted Transferee shall be prohibited from making a subsequent transfer of a transferred Option except to the original Optionee or to another Permitted Transferee or as provided in paragraph 9(a).

         10. Termination or Amendment of Plan. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that without the approval of the stockholders of the Company, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 8 above) and (b) no expansion in the class of persons eligible to receive Options. In any event, no amendment may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee.

                           TRIDENT MICROSYSTEMS, INC.

                      CHARTER OF THE AUDIT COMMITTEE OF THE

                               BOARD OF DIRECTORS

I. STATEMENT OF POLICY

         This Charter specifies the scope of the responsibilities of the Audit Committee of the Board of Directors of Trident Microsystems, Inc. (the "Company"), and how the Committee carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing and reporting to the Board upon (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and (iii) the Company's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

         o Review and appraise the audit efforts and independence of the Company's auditors.

         o Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

II. ORGANIZATION AND MEMBERSHIP REQUIREMENTS

         The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A member of the Committee shall be considered independent if, among other things, such Director:

         o is not an employee of the Company or its affiliates and has not been employed by the Company or its affiliates within the past three years;

         o is not a member of the immediate family of an executive officer of the Company or its affiliates who currently serves in that role or did so during the past three years;

         o has not accepted more than $60,000 in compensation from the Company during the previous fiscal year (excluding compensation and the related benefits for Board service, retirement plan benefits or non-discretionary compensation);

         o has not been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed 5% of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

         o is not an executive of another entity on whose Compensation Committee any of the Company's current executives serves.

         All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

         The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III. MEETINGS

         The Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent auditors and management on a quarterly basis to review the Company's financial statements consistent with Section IV.A.5. below.

IV. PROCESSES

         To fulfill its responsibilities and duties the Committee shall:

         A. DOCUMENTS/REPORTS TO REVIEW

              1. Review and reassess the Charter's adequacy periodically, as conditions dictate.

              2. Review the organization's annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

              3. Review the regular Management Letter to management prepared by the independent auditors and management's response.

              4. Review related party transactions for potential conflicts of interests.

              5. Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company's Form 10-Ks and Form 10-Qs. These meetings should include a discussion of the independent auditors, judgment of the quality of the Company's accounting and any uncorrected misstatements as a result of the auditors quarterly review.

              6. Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

         B. INDEPENDENT AUDITORS

              1. Recommend to the Board the selection of the independent auditors, considering independence and effectiveness.

              2. Obtain from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, and discussing with the auditor any disclosed relationships or services that may impact auditor objectivity and independence (consistent with Independence Standards Board Standard No. 1).

              3. Take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.

              4. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

              5. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

         C. FINANCIAL REPORTING PROCESSES

              1. In consultation with the independent auditors, review the integrity of the Company's financial reporting processes, both internal and external.

              2. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

              3. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

         D. PROCESS IMPROVEMENT

              1. Review with management and the independent auditors any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

              2. Review with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

              3. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

              4. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

              5. Provide oversight and review the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

         E. ETHICAL AND LEGAL COMPLIANCE

              1. Ensure that management has set an appropriate corporate "tone" for quality financial reporting, sound business practices and ethical behavior.

              2. Ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

              3. Review management's monitoring of compliance with the Foreign Corrupt Practices Act.

              4. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

              5. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

              6. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

              7. If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

                           TRIDENT MICROSYSTEMS, INC.
                        2001 EMPLOYEE STOCK PURCHASE PLAN

         1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

              1.1 ESTABLISHMENT. The Trident Microsystems, Inc. 2001 Employee Stock Purchase Plan (the "PLAN") is hereby established effective as of the date on which it is approved by the stockholders of the Company (the "EFFECTIVE DATE").

              1.2 PURPOSE. The purpose of the Plan is to advance the interests of Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

              1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued.

         2. DEFINITIONS AND CONSTRUCTION.

              2.1 DEFINITIONS. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

                  (a) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                  (b) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                  (c) "COMMITTEE" means a committee of the Board duly appointed to administer the Plan and having such powers as specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                  (d) "COMPANY" means Trident Microsystems, Inc., a Delaware corporation, or any successor corporation thereto.

                  (e) "COMPENSATION" means, with respect to any Offering Period and except as otherwise provided below, all amounts payable to a Participant in cash and includable as "wages" subject to tax under Section 3101(a) of the Code without applying the dollar limitation of Section 3121(a) of the Code and prior to deduction of any such amount deferred under any program or plan maintained by a Participating Company, including, without limitation, pursuant to Section 401(k) or Section 125 of the Code. For Participants who are not liable for payment of U.S. individual income tax, this definition of Compensation shall be applied as if such Participants are subject to such taxes. Compensation shall not include reimbursements of expenses, allowances, long-term disability payments, workers' compensation, or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan.

                  (f) "ELIGIBLE EMPLOYEE" means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

                  (g) "EMPLOYEE" means a person treated as an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. If an individual's leave of absence exceeds ninety
(90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual's right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's participation in or other rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

                  (h) "FAIR MARKET VALUE" means, as of any date if on such date the Stock is listed on a national or regional securities exchange or market system, the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as determined by the Board, in its discretion. If, on the relevant date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board.

                  (i) "OFFERING" means an offering of Stock as provided in
Section 6.

                  (j) "OFFERING DATE" means, for any Offering, the first day of the Offering Period.

                  (k) "OFFERING PERIOD" means a period established in accordance with Section 6.1.

                  (l) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                  (m) "PARTICIPANT" means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

                  (n) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation designated by the Board as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Board shall have the sole and absolute discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies.

                  (o) "PARTICIPATING COMPANY GROUP" means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

                  (p) "PURCHASE DATE" means, for any Offering, the last day of the Offering Period; provided, however, that the Board in its discretion may establish one or more additional Purchase Dates during any Offering Period.

                  (q) "PURCHASE PRICE" means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

                  (r) "PURCHASE RIGHT" means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any accumulated payroll deductions of the Participant not previously applied to the purchase of Stock under the Plan and to terminate participation in the Plan at any time during an Offering Period.

                  (s) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

                  (t) "SUBSCRIPTION AGREEMENT" means a written agreement in such form as specified by the Company, stating an Employee's election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee's Compensation.

                  (u) "SUBSCRIPTION DATE" means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

                  (v) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

              2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         3. ADMINISTRATION.

              3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights; provided, however, that all Participants granted Purchase Rights shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

              3.2 AUTHORITY OF OFFICERS. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has apparent authority with respect to such matter, right, obligation, determination or election.

              3.3 POLICIES AND PROCEDURES ESTABLISHED BY THE COMPANY. The Company may, from time to time, consistent with the Plan and the requirements of
Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company's delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant's election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan.

         4. SHARES SUBJECT TO PLAN.

              4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be five hundred thousand (500,000) and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.

              4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan and each Purchase Right and in the Purchase Price. If a majority of the shares of the same class as the shares subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section
4.2 shall be final, binding and conclusive.

         5. ELIGIBILITY.

              5.1 EMPLOYEES ELIGIBLE TO PARTICIPATE. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

                  (a) Any Employee who has not completed at least six (6) months of continuous employment with the Participating Company Group as of the commencement of the applicable Offering Period; or

                  (b) Any Employee who is customarily employed by the Participating Company Group for twenty (20) hours or less per week.

              5.2 EXCLUSION OF CERTAIN STOCKHOLDERS. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted a Purchase Right under the Plan if, immediately after such grant, the Employee would own or hold options to purchase stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

         6. OFFERINGS.

              The Plan shall be implemented on and after the Effective Date by sequential Offerings of approximately six (6) months duration or such other duration as the Board shall determine (an "OFFERING PERIOD"); provided, however, that the first Offering Period (the "INITIAL OFFERING PERIOD") shall commence on the Effective Date and end on or about April 30, 2002. Subsequent Offering Periods shall commence on or about May 1 and November 1 of each year and end on or about the last days of the next October and April, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different duration effective for one or more future Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the first or last day of an Offering Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period.

         7. PARTICIPATION IN THE PLAN.

              7.1 INITIAL PARTICIPATION. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed Subscription Agreement to the office designated by the Company not later than the close of business for such office on the Subscription Date established by the Company for such Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement to the Company's designated office on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate office of the Company on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

              7.2 CONTINUED PARTICIPATION. A Participant shall automatically participate in the next Offering Period commencing immediately after the Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1 or (b) terminated employment as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant's then effective Subscription Agreement. In the event that the Board establishes concurrent Offerings, Eligible Employees may not participate simultaneously in more than one Offering.

         8. RIGHT TO PURCHASE SHARES.

              8.1 GRANT OF PURCHASE RIGHT. Except as set forth below, on the Offering Date of each Offering Period, each Participant in that Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase the lesser of (a) that number of whole shares of Stock determined by dividing Twelve Thousand Five Hundred Dollars ($12,500) by the Fair Market Value of a share of Stock on such Offering Date or (b) one thousand five hundred (1,500) shares of Stock. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee.

              8.2 PRO RATA ADJUSTMENT OF PURCHASE RIGHT. Notwithstanding the provisions of Section 8.1, if the Board establishes an Offering Period (other than the Initial Offering Period) of any duration other than six months, then
(a) the dollar amount in Section 8.1 shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar, and (b) the share amount in Section 8.1 shall be determined by multiplying 250 shares by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole share.

              8.3 CALENDAR YEAR PURCHASE LIMITATION. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant's rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.

         9. PURCHASE PRICE.

              The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or
(b) the Fair Market Value of a share of Stock on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase

Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date.

         10. ACCUMULATION OF PURCHASE PRICE THROUGH PAYROLL DEDUCTION.

              Shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

              10.1 AMOUNT OF PAYROLL DEDUCTIONS. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant's Compensation on each payday during an Offering Period shall be determined by the Participant's Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant's Compensation to be deducted on each payday during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions effective following the first payday during an Offering) or more than ten percent (10%). The Board may change the foregoing limits on payroll deductions effective as of any future Offering Date. Amounts deducted shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under Section 423 of the Code.

              10.2 COMMENCEMENT OF PAYROLL DEDUCTIONS. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

              10.3 ELECTION TO CHANGE OR STOP PAYROLL DEDUCTIONS. During an Offering Period, a Participant may elect to increase or decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company's designated office an amended Subscription Agreement authorizing such change on or before the Change Notice Date, as defined below. A Participant who elects, effective following the first payday of an Offering Period, to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in the current Offering Period unless such Participant withdraws from the Plan as provided in Section 12.1. The "CHANGE NOTICE DATE" shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. Unless otherwise established by the Company, the Change Notice Date shall be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective.

              10.4 ADMINISTRATIVE SUSPENSION OF PAYROLL DEDUCTIONS. The Company may, in its sole discretion, suspend a Participant's payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted (a) under the Participant's Purchase Right or (b) during a calendar year under the limit set forth in Section 8.3. Payroll deductions shall be resumed at the rate specified in the Participant's then effective Subscription Agreement at the beginning, respectively, of (a) the next Offering Period, provided that the individual is a Participant in such Offering Period or (b) the next Offering Period the Purchase Date of which falls in the following calendar year.

              10.5 PARTICIPANT ACCOUNTS. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such Participant's Plan account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

              10.6 NO INTEREST PAID. Interest shall not be paid on sums deducted from a Participant's Compensation pursuant to the Plan.

              10.7 VOLUNTARY WITHDRAWAL FROM PLAN ACCOUNT. A Participant may withdraw all or any portion of the payroll deductions credited to his or her Plan account and not previously applied toward the purchase of Stock by delivering to the Company's designated office a written notice on a form provided by the Company for such purpose. A Participant who withdraws the entire remaining balance credited to his or her Plan account shall be deemed to have withdrawn from the Plan in accordance with Section 12.1. Amounts withdrawn shall be returned to the Participant as soon as practicable after the notice of withdrawal and may not be applied to the purchase of shares in any Offering under the Plan. The Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section, establish a minimum dollar amount that must be retained in the Participant's Plan account, or terminate the withdrawal right provided by this Section.

         11. PURCHASE OF SHARES.

              11.1 EXERCISE OF PURCHASE RIGHT. On the Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant's payroll deductions accumulated in the Participant's Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant's Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

              11.2 PRO RATA ALLOCATION OF SHARES. If the number of shares of Stock which might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in
Section 4.1, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

              11.3 DELIVERY OF CERTIFICATES. As soon as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant of a certificate representing the shares acquired by the Participant on such Purchase Date; provided that the Company may deliver such shares to a broker designated by the Company that will hold such shares for the benefit of the Participant. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or, if requested by the Participant, in the name of the Participant and his or her spouse, or, if applicable, in the names of the heirs of the Participant.

              11.4 RETURN OF CASH BALANCE. Any cash balance remaining in a Participant's Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain the cash balance in the Participant's Plan account to be applied toward the purchase of shares in the subsequent Offering Period.

              11.5 TAX WITHHOLDING. At the time a Participant's Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign tax withholding obligations, if any, of the Participating Company Group which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

              11.6 EXPIRATION OF PURCHASE RIGHT. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

              11.7 REPORTS AND STOCKHOLDER INFORMATION TO PARTICIPANTS. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant's Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant's Plan account pursuant to Section 11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine. In addition, each Participant shall be provided information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

         12. WITHDRAWAL FROM OFFERING OR PLAN.

              12.1 VOLUNTARY WITHDRAWAL FROM THE PLAN. A Participant may withdraw from the Plan by signing and delivering to the Company's designated office a written notice of withdrawal on a form provided by the Company for this purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after a Purchase Date, the withdrawal shall not affect shares acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company's designated office for a reasonable period prior to the effectiveness of the Participant's withdrawal.

              12.2 RETURN OF PAYROLL DEDUCTIONS. Upon a Participant's voluntary withdrawal from the Plan pursuant to Section 12.1, the Participant's accumulated payroll deductions which have not been applied toward the purchase of shares shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant's interest in the Plan shall terminate. Such accumulated payroll deductions to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

         13. TERMINATION OF EMPLOYMENT OR ELIGIBILITY.

              Upon a Participant's ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible Employee, the Participant's participation in the Plan shall terminate immediately. In such event, the payroll deductions credited to the Participant's Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.

         14. CHANGE IN CONTROL.

              14.1 DEFINITIONS.

                  (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                  (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

              14.2 EFFECT OF CHANGE IN CONTROL ON PURCHASE RIGHTS. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may assume the Company's rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company's rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Board, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

         15. NONTRANSFERABILITY OF PURCHASE RIGHTS.

              A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

         16. COMPLIANCE WITH SECURITIES LAW.

              The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless
(a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the

Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

         17. RIGHTS AS A STOCKHOLDER AND EMPLOYEE.

              A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the Participant's Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant's employment at any time.

         18. LEGENDS.

              The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

              "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE)."

         19. NOTIFICATION OF SALE OF SHARES.

              The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant's name (or, if elected by the Participant, in the name of the Participant and his or her spouse but not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

         20. NOTICES.

              All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. INDEMNIFICATION.

              In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

         22. AMENDMENT OR TERMINATION OF THE PLAN.

              The Board may at any time amend or terminate the Plan, except that
(a) such termination shall not affect Purchase Rights previously granted under the Plan, except as permitted under the Plan, and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the

Code or to obtain qualification or registration of the shares of Stock under applicable federal, state or foreign securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve
(12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies.

         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Trident Microsystems, Inc. 2001 Employee Stock Purchase Plan was duly adopted by the Board of Directors of the Company on October 15, 2001.



                                        ------------------------------------
                                        Secretary

                                  PLAN HISTORY


October 15, 2001        Board adopts Plan with a share reserve of 500,000 shares.

December 10, 2001       Stockholders approve Plan with a share reserve of 500,000 shares.

                           TRIDENT MICROSYSTEMS, INC.
                        2001 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

NAME (Please print):
                      ----------------------------------------------------------------------------------------
                      (Last)                                      (First)                   (Middle)

(TM) Original application for the Offering Period beginning (date):
                                                                      ----------------------------------------

(TM) Change in payroll deduction rate effective with the pay period ending (date):
                                                                                     -------------------------


I. SUBSCRIPTION

         I elect to participate in the 2001 Employee Stock Purchase Plan (the "PLAN") of Trident Microsystems, Inc. (the "COMPANY") and to subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

         I authorize payroll deductions of __________ percent (in whole percentages not less than 1%, unless an election to stop deductions is being made, or more than 10%) of my "COMPENSATION" on each payday throughout the "OFFERING PERIOD" in accordance with the Plan. I understand that these payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. Except as otherwise provided by the Plan, I will automatically purchase shares on each "PURCHASE DATE" unless I withdraw from the Plan by giving written notice on a form provided by the Company or unless my eligibility or employment terminates.

         I understand that I will automatically participate in each subsequent Offering that commences immediately after the last day of an Offering in which I am participating until I withdraw from the Plan by giving written notice on a form provided by the Company or my eligibility or employment terminates.

         Shares I purchase under the Plan should be issued in the name(s) set forth below. (Shares may be issued in the participant's name alone or together with the participant's spouse as community property or in joint tenancy.)

         NAME(S) (please print):
                                 -----------------------------------------------
         ADDRESS:
                  --------------------------------------------------------------

         MY SOCIAL SECURITY NUMBER:
                                    --------------------------------------------

         I agree to make adequate provision for the federal, state, local and foreign tax withholding obligations, if any, which arise upon my purchase of shares under the Plan and/or my disposition of shares. The Company may withhold from my compensation the amount necessary to meet such withholding obligations.

         I agree that, unless otherwise permitted by the Company, until I dispose of shares I purchase under the Plan, I will hold such shares in the name(s) entered above (and not in the name of any nominee) until the later of
(i) two years after the first day of the Offering Period in which I purchased the shares and (ii) one year after the Purchase Date on which I purchased the shares.

         I AGREE THAT I WILL NOTIFY THE CHIEF FINANCIAL OFFICER OF THE COMPANY IN WRITING WITHIN 30 DAYS AFTER ANY SALE, GIFT, TRANSFER OR OTHER DISPOSITION OF ANY KIND PRIOR TO THE END OF THE PERIODS REFERRED TO IN THE PRECEDING PARAGRAPH (A "DISQUALIFYING DISPOSITION") OF ANY SHARES I PURCHASED UNDER THE PLAN. IF I DO NOT RESPOND WITHIN 30 DAYS OF THE DATE OF A DISQUALIFYING DISPOSITION SURVEY DELIVERED TO ME BY CERTIFIED MAIL, THE COMPANY IS AUTHORIZED TO TREAT MY NONRESPONSE AS

MY NOTICE TO THE COMPANY OF A DISQUALIFYING DISPOSITION AND TO COMPUTE AND REPORT TO THE INTERNAL REVENUE SERVICE THE ORDINARY INCOME I MUST RECOGNIZE UPON SUCH DISQUALIFYING DISPOSITION.

II. PARTICIPANT DECLARATION

         Any election I have made on this form revokes all prior elections with regard to this form.

         I am familiar with the provisions of the Plan and agree to participate in the Plan subject to all of its provisions. I understand that the Board of Directors of the Company reserves the right to terminate the Plan or to amend the Plan and my right to purchase stock under the Plan to the extent provided by the Plan. I understand that the effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

Date:
      --------------------------         -------------------------------------
                                         Signature of Participant

                           TRIDENT MICROSYSTEMS, INC.
                        2001 EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL

NAME (Please print):
                       ----------------------------------------------------------------------------------------
                       (Last)                             (First)                        (Middle)

(TM) Withdrawal from Plan in full.

(TM) Partial withdrawal of payroll deductions from Plan account.

I. WITHDRAWAL IN FULL

         I elect to withdraw from the Trident Microsystems, Inc. 2001 Employee Stock Purchase Plan (the "PLAN") and the Offering which began on (date) ____________________ and in which I am participating (the "CURRENT Offering").

         ELECT EITHER A OR B BELOW:

(TM)     A.   IMMEDIATE TERMINATION. I elect to terminate immediately my participation in the Current Offering and the Plan. I request that the Company cease all further payroll deductions under the Plan (provided I have given sufficient notice before the next payday). My payroll deductions not previously used to purchase shares should not be used to purchase shares in the Current Offering. Instead, I request that all such amounts be paid to me as soon as practicable. I understand that this election immediately terminates my interest in the Current
              Offering and in the Plan.

(TM)     B.   TERMINATION AFTER NEXT PURCHASE. I elect to terminate my
              participation in the Plan following my purchase of shares on the next Purchase Date of the Current Offering. I request that the Company cease all further payroll deductions under the Plan
              (provided I have given sufficient notice before the next payday).
              All payroll deductions credited to my Plan account should be used to purchase shares on the next Purchase Date of the Current
              Offering to the extent permitted by the Plan. I understand that this election will terminate my interest in the Plan immediately following such purchase. I request that any cash balance remaining in my Plan account after my purchase of shares be paid to me as soon as practicable.

         I understand that I am terminating my interest in the Plan and that no further payroll deductions will be made (provided I have given sufficient notice before the next payday), unless I elect to become a participant in another Offering by filing a new Subscription Agreement with the Company. I understand that I will receive no interest on the amounts paid to me from my Plan account, and that I may not apply such amounts to any other Offering under the Plan or any other employee stock purchase plan of the Company.

II. PARTIAL WITHDRAWAL OF PAYROLL DEDUCTIONS

         Amount of withdrawal requested: $
                                           ----------------------------

         I request that the above amount not previously used to purchase shares under the Plan be withdrawn from my Plan account and paid to me as soon as practicable. If the amount requested constitutes the entire balance of my Plan account, I understand that I will be treated as having elected to withdraw in full from the Plan in accordance with alternative A above. I understand that I will receive no interest on the amounts paid to me from my Plan account, and that I may not apply such amounts to any other Offering under the Plan or any other employee stock purchase plan of the Company.

Date:                              Signature:
     -----------------------                  --------------------------------

PROXY

                           TRIDENT MICROSYSTEMS, INC.


                  Proxy for the Annual Meeting of Stockholders
                         To be held on December 10, 2001


      The undersigned hereby appoints Frank C. Lin and Peter Jen, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in Trident Microsystems, Inc., a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company, 1090 East Arques Avenue, Sunnyvale, California, on December 10, 2001 at 9:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated November 2, 2001 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in his discretion upon such other matters as may properly come before the meeting.

      THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)





--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                                Please mark
                                                               your votes as [X]
                                                               indicated in
                                                               this example.



A VOTE FOR THE FOLLOWING PROPOSALS IS       FOR all nominees
RECOMMENDED BY THE BOARD OF DIRECTORS:     listed (except as    WITHHOLD AUTHORITY
                                             marked to the     to vote for nominees
                                            contrary below.)       listed below.
1. To elect the following two (2)                 [ ]                   [ ]
   persons as Class III directors to
   hold office for a three-year term and
   until their respective successors are
   elected and qualified.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

(1) Frank C. Lin and (2) Glen M. Antle


                                                      FOR   AGAINST   ABSTAIN

2.  To approve an amendment to the Company's 1994     [ ]     [ ]       [ ]
    Outside Directors Stock Option Plan to
    increase the number of shares reserved for
    issuance thereunder by 110,000 shares.

3.  To approve the Company's 2001 Employee Stock      [ ]     [ ]       [ ]
    Purchase Plan.

4.  To ratify the appointment of                      [ ]     [ ]       [ ]
    PricewaterhouseCoopers LLP as the Company's
    independent public accountants for the fiscal
    year ending June 30, 2002.

MARK HERE FOR ADDRESS     [ ]           MARK HERE IF YOU PLAN   [ ]
CHANGE AND NOTE AT LEFT                 TO ATTEND THE MEETING

Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title. Please date the Proxy.


Signature(s)                                              Date
            --------------------------------------------      ------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

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